VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement"), dated as of August 7, 1997, made by and between Tekgraf, Inc., a Delaware corporation (the "Company"), A. Lowell Nerenberg ("Nerenberg") and Edward H.L. Mason ("Mason").

     WHEREAS, the Company is the successor by merger to Crescent Computers, Inc., a Georgia corporation;

     WHEREAS, the Company and Nerenberg, and the Company and Mason, are each parties to a Stock Purchase Agreement dated as of May 1, 1997, as amended as of June 2, 1997 (the "Stock Purchase Agreements");

     WHEREAS, Nerenberg and Mason are directors of the Company;

     WHEREAS, pursuant to Section 3.3(c) of the Stock Purchase Agreements, Nerenberg and Mason have certain voting rights as directors of the Company; and

     WHEREAS, the Company, Nerenberg and Mason desire that Nerenberg and Mason resign as directors of the Company in order to facilitate an initial public offering of the Company's securities and that Nerenberg and Mason retain the voting rights conferred by Section 3.3(c) of the Stock Purchase Agreements.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties intending to be legally bound, hereby agree as follows:

     A. Nerenberg hereby resigns from the Board of Directors of the Company effective on the date hereof.

     B. Mason hereby resigns from the Board of Directors of the Company effective on the date hereof.

     C. During the period from the date hereof through November 1, 1997 or prior thereto upon the unanimous consent of the Board of Directors of the Company, Nerenberg and Mason, the votes or actions of the Board of Directors of the Company specified in Section 3.3(c) of the Stock Purchase Agreements shall require the consent of each of Nerenberg and Mason.

     D. This Agreement may be executed in one or more counterparts, which taken together shall constitute a single document.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       TEKGRAF, INC.

                                       By:__________________________________
                                            Phillip C. Aginsky

                                       _____________________________________
                                            A. Lowell Nerenberg

                                       _____________________________________
                                            Edward H.L. Mason


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